LEGG MASON INCOME TRUST, INC.
                   Legg Mason Limited Duration Bond Portfolio
                  Legg Mason Investment Grade Income Portfolio
                         Legg Mason High Yield Portfolio
                            Legg Mason Core Bond Fund

                 Supplement to the Prospectus dated May 1, 2006


The following information supplements the Mail and Fax options under the Prospectus section "How to Redeem Your Shares" for those Institutional Class shareholders who hold their shares directly with the Funds.

1. Beginning May 30, 2006, Institutional Class shareholders who hold their shares directly with the Funds should send their redemption orders, and all other correspondence relating to the maintenance of their accounts, to Boston Financial Data Services ("BFDS"), the Funds' transfer agent, at the following address:

                  Legg Mason Investor Services - Institutional
                  c/o BFDS
                  P.O. Box 8037
                  Boston, MA 02206-8037



2. Beginning May 30, 2006, Institutional Class shareholders who hold their shares directly with the Funds and wish to redeem or exchange their shares via fax, should fax their requests to 781-796-3326.


 This supplement should be retained with your Prospectus for future reference.

                      This supplement is dated May 30, 2006





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